                                                                  EXHIBIT 10.17

Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.


                                    ADDENDUM

                    TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT


        This ADDENDUM TO LEASE AGREEMENT FOR A GAMMA KNIFE UNIT (this "Addendum") is effective December 1, 1998 between Hoag Memorial Hospital Presbyterian, a California Corporation ("Hospital"), and GK Financing, LLC, a California limited liability company ("GKF").

                                    RECITALS

        WHEREAS, on October 31, 1996, GKF and Hospital executed a Lease Agreement for a Gamma Knife Unit (the "Original Lease");

        WHEREAS, the parties desire to amend the terms and provisions of the Original Lease as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

        1. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning set forth in the Original Lease.

        2. *

        3. MARKETING. Hospital and GKF agree to cooperatively market Gamma Knife services at the Hoag/UCI Gamma Knife center.

        4. TERM OF AMENDMENT. This addendum shall be in effect for a one year period, December 1, 1998, though November 30, 1999.

        5. FULL FORCE AND EFFECT. Except as otherwise amended hereby or provided herein, all of the terms and provisions of the Original Lease shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

               "HOSPITAL"                   Hoag Memorial Hospital Presbyterian



               BY:                          /s/ MICHAEL D. STEPHENS
                                            ------------------------------------
                                            MICHAEL D. STEPHENS, PRESIDENT


               "GKF"                        GK Financing, LLC



               BY:                          /s/ CRAIG K. TAGAWA
                                            ------------------------------------
                                            Craig K. Tagawa,
                                            Chief Executive Officer